UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2016

AEP INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35117	22-1916107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

95 Chestnut Ridge Road Montvale, New Jersey		07645
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (201) 641-6600

(Former name or former address, if changed since last report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 13, 2016, AEP Industries Inc. (the “Company”) entered into the Consent and Amendment No. 3 to Second Amended and Restated Loan and Security Agreement with Wells Fargo Bank, National Association (“Wells Fargo”), as agent and lender, and the other financial institution party thereto, as lender (“Amendment No. 3”). Under Amendment No. 3, the agent and lenders (i) consented to the redemption (the “Redemption”) of up to $75 million aggregate principal amount of the Company’s 8 1⁄4% Senior Notes due 2019 (the “Notes”), together with accrued and unpaid interest and any premium thereon, and (ii) agreed to certain amendments to the Company’s Second Amended and Restated Loan and Security Agreement, dated February 22, 2012 (as amended, the “Credit Facility”), to adjust certain permitted transaction baskets in connection with the Redemption. The maximum borrowing amount under the Credit Facility remains the same at $150.0 million with a maximum for letters of credit of $20.0 million. The maturity date of the Credit Facility remains February 1, 2019.

The other terms and conditions of the Credit Facility, including the terms under which the amounts due thereunder may be accelerated or increased, were not amended by Amendment No. 3 and remain in full force and effect.

The foregoing description is qualified in its entirety by Amendment No. 3, a copy of which is attached hereto as Exhibit 4.1, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events

Notice of Redemption

On September 13, 2016, the Company delivered a notice of redemption in respect of the Notes to The Bank of New York Mellon Trust Company, N.A., a New York banking corporation, as trustee (the “Trustee”) in accordance with the terms of the Indenture, dated as of April 18, 2011 (the “Indenture”), by and between the Company and the Trustee, governing the Notes. The notice of redemption was delivered by the Trustee to holders of the Notes on behalf of the Company and provides that the Company will redeem $75 million principal amount of the Notes (the “Redemption Notes”) on October 13, 2016 (the “Redemption Date”), in accordance with the redemption provisions contained in the Notes and in the Indenture.

The redemption price consists of 102.063% of the aggregate principal amount of the Redemption Notes, plus accrued and unpaid interest to, but not including, October 13, 2016 (the “Redemption Price”). The Company intends to pay the Redemption Price using cash on hand.

Interest on the Redemption Notes will cease to accrue on and after the Redemption Date, and unless the Company defaults in making the payment of the Redemption Price, the only remaining right of the holders of the Redemption Notes after the Redemption Date shall be the right to receive payment of such Redemption Price.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Consent and Amendment No. 3 to Second Amended and Restated Loan and Security Agreement, dated as of September 13, 2016, by and among the Company, Wells Fargo Bank, National Association, as agent and lender, and the other financial institution party thereto, as lender.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements about the expected completion of the Redemption and the use of cash to pay the Redemption Price. Forward-looking statements involve known and unknown risks and uncertainties which may cause events in future periods to differ materially from forecasted events. Those risks include, but are not limited to, the timing and completion, in part or full, of the significant capacity increase by North American resin producers in future years and its impact on future resin pricing; the ability to manage resin price volatility, including passing raw material price increases to customers in full or in a timely fashion; delayed purchases by certain customers during periods when resin prices are expected to decrease in the near term; the availability of raw materials; competition in existing and future markets; disruptions in the global economic and financial market environment; resin price reductions leading to the utilization of LIFO reserves and resulting in the payment of additional taxes in cash; limited contractual relationships with customers; the Board’s discretion to pay future dividends; future cash flows, liquidity, contractual and legal restrictions related thereto; that the mergers with Berry Plastics Group, Inc. (“Berry”) and certain of its subsidiaries may not be consummated in a timely manner or at all; the failure to complete the mergers could negatively impact the stock price and the future business and financial results of the Company; that the definitive Merger Agreement may be terminated in circumstances that require the Company to pay Berry a termination fee of $20 million and/or reimbursement of its expenses of up to $5 million; the diversion of management’s attention from the Company’s ongoing business operations to the closing of the mergers; the failure of the Company to obtain the requisite consents to the mergers, including the receipt of approval of the Company’s stockholders, the timing (including possible delays) and receipt of regulatory approvals from governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval; the effect of the announcement of the mergers on the Company’s business relationships (including, without limitation, customers and suppliers), operating results and business generally. Those and other risks are described in the Company’s annual report on Form 10-K for the fiscal year ended October 31, 2015 and subsequent reports filed with the Securities and Exchange Commission (SEC), copies of which are available from the SEC or may be obtained from the Company. Except as required by law, the Company assumes no obligation to update the forward-looking statements, which are made as of the date hereof, even if new information becomes available in the future.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed transaction, Berry expects to prepare and file with the SEC a registration statement on Form S-4 containing a proxy statement/prospectus and other documents with respect to Berry’s proposed acquisition of the Company. Investors are urged to read the proxy statement/prospectus (including all amendments and supplements thereto) and other relevant documents filed with the SEC if and when they become available because they will contain important information about the proposed transaction.

Additional Information and Where to Find It

Investors may obtain free copies of the registration statement, the proxy statement/prospectus and other relevant documents filed by Berry and the Company with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Berry with the SEC will also be available free of charge on Berry’s website at www.berryplastics.com and copies of the documents filed by the Company with the SEC are available free of charge on the Company’s website at www.aepinc.com.

Participants in Solicitation Relating to the Merger

Berry, the Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the proposed transaction. Information regarding Berry’s directors and executive officers can be found in Berry’s definitive proxy statement filed with the SEC on January 20, 2016 and its 2015 Annual Report filed with the SEC on November 23, 2015 as well as its other filings with the SEC. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on February 25, 2016 and its 2015 Annual Report filed with the SEC on January 14, 2016, as well as its other filings with the SEC. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed transaction if and when they become available. These documents are available free of charge on the SEC’s website and from Berry and the Company, as applicable, using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEP INDUSTRIES INC.

Date: September 14, 2016	By:	/s/ LINDA N. GUERRERA
Linda N. Guerrera
Vice President and Controller

EXHIBITS

Exhibit No.	Description

4.1	Consent and Amendment No. 3 to Second Amended and Restated Loan and Security Agreement, dated as of September 13, 2016, by and among the Company, Wells Fargo Bank, National Association, as agent and lender, and the other financial institution party thereto, as lender.

6